UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Intelligent Bio Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Intelligent Bio Solutions Inc.

135 West, 41st Street, 5th Floor

New York, NY 10036

To the Stockholders of Intelligent Bio Solutions Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Intelligent Bio Solutions Inc. (the “Company”). The Annual Meeting will be held virtually at 3:30 p.m. Eastern Time on May 8, 2025, or at such other time or such other date to which the meeting may be adjourned. The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. The Proxy Statement also includes instructions on how to vote. We urge you to read the Proxy Statement carefully.

We will mail our Proxy Statement, along with a proxy card, on or about April 1, 2025, to our stockholders of record as of the close of business on March 18, 2025. These materials and our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024, are available online at https://web.viewproxy.com/inbs/2025.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, March 18, 2025, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on May 8, 2025.

Very truly yours,

/s/ Steven Boyages
Steven Boyages
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 8, 2025.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement, our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024 (the “Annual Report”) are available online at https://web.viewproxy.com/inbs/2025.

INTELLIGENT BIO SOLUTIONS INC.

135 West, 41st Street, 5th Floor, New York, NY 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2025

To the Stockholders of Intelligent Bio Solutions Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders for the fiscal year ended June 30, 2024 (the “Annual Meeting”) of Intelligent Bio Solutions Inc. (the “Company”) will be held on May 8, 2025, at 3:30 p.m. Eastern Time. We have determined that the Annual Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 3:30 p.m. Eastern Time. You should ensure that you have a strong internet connection to participate in the Annual Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Annual Meeting. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

We will mail our proxy statement, along with a proxy card, on or about April 1, 2025, to our stockholders of record as of the close of business on March 18, 2025(the “Record Date”).

Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

The Annual Meeting will be held for the following purposes, as described in the accompanying proxy statement:

●	Elect four directors of the Company nominated by the Board of Directors (“Proposal 1”);
●	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (the “Auditor Ratification Proposal” or “Proposal 2”);
●	To approve the amendment of the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 2,366,666 shares and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year (the “2019 Plan Amendment Proposal” or “Proposal 3”);
●	Authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal (the “Adjournment Proposal” or “Proposal 4”); and
●	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Only stockholders of record of the Company at the close of business on March 18, 2025, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your votes and proxy promptly via the Internet, by phone, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

We appreciate your continued confidence in our Company and look forward to having you join us at 3:30 p.m. on May 8, 2025.

By Order of the Board of Directors,

/s/ Harry Simeonidis
Harry Simeonidis
April 1, 2025	President and Chief Executive Officer

i

INTELLIGENT BIO SOLUTIONS INC.

135 West, 41st Street, 5th Floor, New York, NY 10036

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2025

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Intelligent Bio Solutions Inc., a Delaware corporation (“INBS,” the “Company,” “we,” or “our”), for use at the virtual annual meeting of the Company’s stockholders for the fiscal year ended June 30, 2024 (the “Annual Meeting”), to be held on May 8, 2025, at 3:30 p.m. Eastern Time, and at any adjournments or postponements thereof. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. You will not be able to attend the Annual Meeting in person.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

We will mail our proxy statement, along with a proxy card, on or about April 1, 2025, to our stockholders of record as of the close of business on March 18, 2025 (the “Record Date”).

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect four directors of the Company nominated by the Board of Directors. We refer to this proposal as “Proposal 1.”
2.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. We refer to this as the “Auditor Ratification Proposal” or “Proposal 2.”
3.	To approve the amendment of the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 2,366,666 shares, and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year. We refer to this proposal as the “2019 Plan Amendment Proposal” or “Proposal 3.”
4.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal. We refer to this proposal as the “Adjournment Proposal” or “Proposal 4.”

We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of our common stock at the close of business on March 18, 2025, the Record Date, are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting. On the Record Date, we had 6,783,995 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

If on the Record Date your common shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company (“Continental”), then you are a stockholder of record.

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If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent and submit it to Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor, no later than 72 hours prior to the meeting. Your legal proxy should be sent to VirtualMeeting@viewproxy.com. Alliance Advisors will then issue you a valid control number to join the meeting.

Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter because the matter is “non-routine” or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. As Proposals 1, 3 and 4 are considered “non-routine” matters, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 3 and 4.

Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

WHO MAY ATTEND THE ANNUAL MEETING?

Our Board has fixed the close of business on March 18, 2025, the Record Date, as the date for a determination of stockholders of Company common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Set forth below is a summary of the information you need to attend the virtual Annual Meeting.

HOW DO I ACCESS THE VIRTUAL ANNUAL MEETING?

The live audio webcast of the Annual Meeting will begin promptly at 3:30 p.m. Eastern Time on May 8, 2025. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system.

You should ensure that you have a strong internet connection to participate in the Annual Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Annual Meeting. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

WILL I BE ABLE TO ASK QUESTIONS AND HAVE THESE QUESTIONS ANSWERED DURING THE VIRTUAL ANNUAL MEETING?

Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

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Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be answered directly with the stockholder as soon as possible after the Annual Meeting has completed. Additional information regarding the ability of stockholder to ask questions during the Annual Meeting will be available on the virtual meeting platform available at the web address above.

WHAT HAPPENS IF THERE ARE TECHNICAL DIFFICULTIES DURING THE ANNUAL MEETING?

Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

HOW MANY VOTES DO I HAVE

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

HOW DO I VOTE?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Continental, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting in person during the Annual Meeting.

Over the Internet at the Meeting: In order vote at the Annual Meeting, you must first register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

Over the Internet Prior to the Meeting: If you are a stockholder of record, you can also vote your shares prior to the Annual Meeting by visiting www.FCRvote.com/INBSAM and entering the 11-digit control number included on your proxy card. Please see the registration instructions above for voting “Over the Internet at the Meeting.” If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please call 1-866-402-3905, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must complete, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board.

If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Annual Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.

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WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present at the meeting on May 8, 2025. The presence in person or by proxy at the Annual Meeting of not less than one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat (as of the Record Date) will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS AND HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” election of the Board’s four nominees to our Board of Directors.

2.	“FOR” ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

3.	“FOR” approval of the amendment of the 2019 Plan to increase the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 2,366,666 shares and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year.

4.	“FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

5.	In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person, which would include your virtual presence at the Annual Meeting.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and votes withheld will have no effect on this proposal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Proposal 3: Approval of the Plan Amendment Proposal.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our Amended and Restated Bylaws (the “Bylaws”) provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our Directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. Additionally, we have engaged Alliance Advisors to assist us in soliciting proxies for a fee of $50,000, plus expenses.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

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WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036 and our telephone number is (646) 828-8258.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The current number of directors on our Board of Directors is four. Under our Bylaws, the number of directors on our Board will not be less than one, nor more than ten, and is fixed, and may be increased or decreased by resolution of the Board. There are no family relationships among any of our directors or executive officers.

Our business is managed under the direction of our Board, which currently consists of the individuals listed below:

Director	Age+	Position(s) with the Company	Director Since
Steven Boyages*	67	Chairman of the Board Former Interim Chief Executive Officer	July 2020
Jonathan Hurd*	54	Director	April 2018
Jason Isenberg*	52	Director	October 2022
Nicola Fraser *	48	Director	June 2024

+ As of April 1, 2025

* Independent

Steven Boyages MB BS PhD

Dr. Steven Boyages, 67, is a practicing clinician in diabetes and endocrinology with more than 31 years’ experience in medicine, including multiple executive positions. Dr Boyages held the position of Interim Chief Executive Officer of the Company for less than one year, from October 29, 2021, to October 26, 2022. Dr. Boyages also previously held the position of Chief Executive of the Sydney West Area Health Service (SWAHS) from February 2002 to May 2011, which is now known as Western Sydney Local Health District, covering a population of approximately 1.2 million people, SWAHS employed more than 15,000 staff and had a gross operating budget of $2 billion, managing $1.6 billion worth of assets. Dr. Boyages has also served as Medical Director for eHealth New South Wales and was the founding Chief Executive of the Clinical Education and Training Institute (CETI) New South Wales, Australia, set up to ensure the development and the delivery of clinical education and training across the NSW public health system. Previous to this, Dr. Boyages was the Director of Diabetes and Endocrinology at Westmead Hospital, from February 1990 to December 1999. During this time, Dr. Boyages’ major achievements were to define the pathophysiology of thyroid hormone deficiency on brain development secondary to iodine deficiency; to develop prevention strategies in iodine deficient communities in China, India, Indonesia and Northern Italy; to define the impact of Growth Hormone excess and deficiency in adults and to develop innovative population health models of care for people with diabetes. Dr. Boyages continues an active research career in a range of fields, but mostly in the pursuit of better models of chronic disease prevention and management. Dr. Boyages was the founding director of the Centre for Research and Clinical Policy in NSW Health in 1999, during which time he established the Priority Health Programs (receiving $15 million in funding per annum), doubled the Research Infrastructure Grants Program, established the Quality Branch of NSW Health and was appointed as Clinical Advisor to the Director General to implement the Government Action Plan for Health Reform. Additionally, Dr. Boyages was instrumental in establishing and securing funding for the NSW biotechnology strategy, BioFirst, a $150 million investment. We believe that Dr. Boyages is well-qualified to serve on our Board of Directors due to his medical expertise and research and development experience. He also has extensive experience in financial management, board and corporate governance, government relations and regulatory affairs.

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Jonathan S. Hurd

Mr. Hurd, 54, has been a member of our Board of Directors since April 2018 and chairs the Company’s Compensation Committee. He previously served as our Chairman of the Board from August 2018 to November 2019. Mr. Hurd has expertise in broker-dealer and investment advisory regulations and is well versed in FINRA and SEC rules and regulations. Mr. Hurd has served as Founder and CEO at Asgard Regulatory Group, or “Asgard,” since founding the firm in 2008. Asgard provides consulting, advisory and risk management services to broker-dealer, investment adviser, hedge funds, private equity, and banking clients both domestically and abroad. Prior to starting Asgard, Mr. Hurd was the Chief Compliance Officer for several financial institutions. His experience involved full-service broker-dealers, investment advisory firms, bank-broker-dealers and mortgage-backed securities. Mr. Hurd also served on the Board of Directors for many of these companies. Prior to working at these financial institutions, Mr. Hurd was a Supervisor of Examiners at FINRA, previously NASD, in the New York District Office. While with FINRA, he supervised routine examinations of FINRA member firms, and conducted large-scale enforcement cases jointly with the Justice Department and Federal Bureau of Investigations. Mr. Hurd also assisted the District Office with its ongoing training of new examiners. In addition, from 2005 to 2011, Mr. Hurd was a Senior Adjunct Professor in the Townsend School of Business at Dowling College, where he instructed MBA students in matters relating to the United States securities markets and financial institutions. He was responsible for introducing students to the subjects of financial derivatives, foreign stock exchange, hedge transactions and risk management. Mr. Hurd is also a Certified Anti-Money Laundering Specialist (CAMS) and holds the Series 7, 14, 24, 27, 53, 57, 63, 66, 79 and 99 licenses as well as his NYS Life and Health Insurance licenses. We believe Mr. Hurd is well-qualified to serve on our Board of Directors due to his substantial experience in corporate finance, his expertise in the regulation and functioning of securities markets and his widespread relationships in the financial industry.

Jason Isenberg

Mr. Isenberg, 52, has been a member of our Board since October 2022. Mr. Isenberg currently serves as Assistant General Counsel for RFA Management Company, LLC in Atlanta, Georgia, where he advises a large, endowment-style portfolio of affiliated companies, trusts and foundations and their respective managers, shareholders and boards in matters including corporate governance, corporate and real estate transactions, business operations, employment law and risk mitigation, a position he has held since 2006. Jason is recognized for having successfully negotiated investment and corporate transactions totaling over $1,000,000,000. Jason’s prior experience includes working with and for several global law firms, focusing on areas of construction and mass-tort litigation. Mr. Isenberg holds a Bachelor of Arts from the University of Maryland and his Juris Doctor from New England Law in Boston. We believe Mr. Isenberg is well-qualified to serve on our Board of Directors due to his substantial experience in investments and corporate transactions.

Nicola Fraser

Nicola Fraser, 48, has been a member of our Board of Directors since June 7, 2024, and chairs the Company’s Audit Committee. Ms. Fraser is currently the Managing Partner of NextKey Services LLC (“NextKey”), a financial consulting company she co-founded in 2019 that advises high-growth companies on strategic financial matters. From 2015 to 2018, prior to founding NextKey, Ms. Fraser served as Executive Director – Finance, Regulatory Capital at JP Morgan Chase. While at JP Morgan Chase and in her previous senior executive positions at Fannie Mae and Deloitte, she led significant financial transformations and regulatory compliance initiatives. Ms. Fraser is an active CPA, licensed in Texas, and holds an AICPA Chartered Global Management Accountant (CGMA) designation. We believe Ms. Fraser is well qualified to serve on our Board of Directors due to her substantial experience in financial reporting and understanding of compliance and the audit process.

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CORPORATE GOVERNANCE

Overview

We set high standards for the Company’s employees, officers, and directors. Implicit in this philosophy is the importance of sound corporate governance. We regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Governance section of our website, www.ibs.inc, including our Code of Ethics (“Code of Ethics”) and the charters for our Audit, Compensation and Nominating and Corporate Governance Committees. We believe that our corporate governance policies and practices, including the majority of independent directors on our Board, empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure and provide an effective and appropriately balanced board governance structure. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement.

Independence of the Board of Directors

Our Board of Directors has determined that each of our director nominees standing for election, is an independent director (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules).

In determining the independence of our directors, the Board considered all transactions in which the Company and any director had any interest, including those discussed under “Related Party Transactions” below.

All of our directors are independent. The independent directors meet as often as necessary to fulfil their responsibilities and will have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Bylaws provide our Board with flexibility to combine or separate the positions of chairperson of the Board of Directors and Chief Executive Officer.

The Board believes that our optimal leadership framework at this time is to have Harry Simeonidis serve as President and Chief Executive Officer, and to have the Board composed of a majority of independent directors. As a company in the highly regulated medical device and product industries, we and our stockholders benefit from a chief executive officer with deep experience and leadership in, and knowledge of, the medical device industry. In his role of the President and Chief Executive Officer, Mr. Simeonidis is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.

Although management is responsible for the day-to-day management of the risks we face, our Board of Directors and its committees take an active role in overseeing management of our risks and has the ultimate responsibility for the oversight of risk management, including with regard to cybersecurity. The Board of Directors regularly reviews information regarding our operational, financial, legal and strategic risks. Specifically, senior management attends periodic meetings of the Board of Directors, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our Board of Directors.

In addition, we expect that committees will assist the Board of Directors in fulfilling its oversight responsibilities regarding risk. The Audit Committee will coordinate the Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, related party transactions and code of conduct and corporate governance guidelines. Management will regularly report to the Audit Committee on these areas. The Compensation Committee will assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. When any of the committees receives a report related to material risk oversight, the chairperson of the relevant committee will report on the discussion to the full Board of Directors.

Annual Meeting Attendance

The Board does not have a formal policy with respect to Board member attendance at annual meetings of stockholders, but all members of the Board are encouraged to attend. Six of our directors attended last year’s annual meeting.

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Board Meetings and Information Regarding Committees of the Board of Directors

Our Board of Directors met 12 times and acted by written consent 7 times during the fiscal year ended June 30, 2024. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the fiscal year ended June 30, 2024, for which he or she was a director or committee member.

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The following table provides the current membership information for each of the Board committees and the number of committee meetings held during the fiscal year ended June 30, 2024.

Name*	Audit Committee	Compensation Committee	Nominating Committee
Steven Boyages	X	X	X (Chairperson)
Jonathan S. Hurd	X	X (Chairperson)	X
Jason Isenberg	-	X	X
Nicola Fraser	X (Chairperson)	-	-
Total meetings in fiscal year ended June 30, 2024	4	2(1)	1(2)

* Christopher Towers was a member of the Audit Committee, the Compensation Committee and the Nominating Committee prior to his resignation effective on June 7, 2024. Lawrence Fisher was a member of Audit Committee and Compensation Committee at the time of his passing on June 5, 2024. David Jenkins was a member of the Compensation Committee and Nominating Committee when his term as a director ended on December 13, 2023.

(1) The Compensation Committee acted by written consent 2 times in lieu of meeting.

(2) The Nominating Committee acted by written consent 1 time in lieu of meeting.

Below is a description of each committee of the Board of Directors. The Board has adopted written charters for each of the committees, which are available on the Investors - Governance section of our website at www.ibs.inc. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement.

Audit Committee

We have established an Audit Committee of the Board of Directors in accordance with Section 3(a)58(A) of the Exchange Act, which consists of Ms. Fraser, Mr. Boyages and Mr. Hurd, each of whom is an independent director under the Nasdaq listing standards applicable to audit committees. Nicola Fraser qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. The Audit Committee’s duties, which are specified in the Audit Committee Charter, include, but not be limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board of Directors whether the audited financial statements should be included in our Annual Report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

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●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

We have established a Compensation Committee of the Board of Directors that consists of Mr. Hurd, Mr. Isenberg, and Mr. Boyages, each of whom is an independent director under the Nasdaq Stock Market listing standards applicable to compensation committees. The Compensation Committee’s duties, which are specified in our Compensation Committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our principal executive officer’s compensation, evaluating our principal executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our principal executive officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee Charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the Nasdaq Stock Market and the SEC. The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with the Company’s certificate of incorporation, bylaws and other applicable law and Nasdaq Stock Market rules.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee of the Board of Directors that consists of Mr. Boyages, Mr. Hurd and Mr. Isenberg, each of whom is an independent director under the Nasdaq Stock Market listing standards applicable to nominating committees. The Nominating Committee is responsible for identifying individuals qualified to become members of the Company’s Board of Directors and accordingly recommends director nominees for the annual meeting of stockholders. The Nominating Committee also recommends and implements policies and procedures intended to assist the Board operations and all obligations to the Company and its stockholders.

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Guidelines for Selecting Director Nominees:

The guidelines for selecting nominees, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

The Nominating Committee will consider nominees for the Board recommended by stockholders’ in accordance with the Company’s Bylaws. Stockholders wishing to propose Director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Bylaws by the deadlines specified in the Bylaws. The Bylaws set forth further requirements for stockholders wishing to nominate Director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company.

In order to be timely, such notice must be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 9, 2026 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders). The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

Board Diversity

We do not have a formal policy regarding Board diversity. Our Board believes each director should understand the principal operational and financial objectives, plans, and strategies of the Company, as well as our operational results, financial condition, and standing relative to our competitors. The Company values diversity on a company-wide basis and aims to achieve a mix of directors representing diverse backgrounds and experiences, including age, gender, race, ethnicity, and occupation.

Although the Nominating Committee does not have specific goals or guidelines on diversity, it is one of many criteria considered by the nominating committee when evaluating candidates. Generally, we strive to assemble a Board that offers a variety of perspectives and skills from business and professional experiences, which we consider in the best interests of the Company and our stockholders. In doing so, we also consider candidates with suitable non-business backgrounds.

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Stockholder Communications with the Board of Directors

Our Board of Directors believes that stockholders should have an opportunity to communicate with the Board of Directors, and efforts have been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders wishing to communicate with the Board, or an individual director may send a written communication to the Board of Directors or such director Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed, unless the Secretary decides the communication is more suitably directed to Company management, in which case the communication will be forwarded to Company management, or if the communication contains advertisements, solicitations or is otherwise inappropriate, in which case the Secretary shall discard the communication.

Code of Business Conduct and Ethics

The Company has adopted a written Code Ethics that applies to all officers, directors, and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code Ethics is available on the Investors – Governance section of our website at www.ibs.inc. If the Company makes any substantive amendments to the Code Ethics or grants any waiver from a provision of the Code Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company and written representations, during the fiscal year ended June 30, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, other than the inadvertent late filings by Nicola Fraser of one report (a Form 3) reporting no transactions.

Policy with Respect to Insider Trading and Hedging Transactions

We have adopted an Insider Trading Policy that provides guidance to employees (including officers) and directors with respect to transactions in the Company’s securities. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company. The policy also prohibits directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities without our prior approval. It is also the Company’s policy to comply with all applicable securities laws when transacting in its own securities.

Information Regarding Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of April 1, 2025, are set forth below.

Name	Age	Positions	Officer Since

Harry Simeonidis	57	President	October 2022- Present September 2017- October 2021
		Chief Executive Officer	October 2022- Present January 2020- October 2021
		President Asia Pacific, Sales and Marketing	October 2021- October 2022

Spiro Sakiris	63	Chief Financial Officer	April 2019 - Present

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Harry Simeonidis

Mr. Harry Simeonidis, 57, has served as our President and Chief Executive Officer since October 2022. Mr. Simeonidis served as our President Asia Pacific, Sales and Marketing from October 2021 to October 2022. Mr. Simeonidis also previously served as our President and a member of our Board of Directors from September 2017 until October 2021, and Chief Executive Officer from January 2020 until October 2021. Mr. Simeonidis has more than 27 years of experience in senior management roles in healthcare, pharmaceutical and life sciences businesses across the APAC Region. Previously, from March 2017 to December 2019, he served as the General Manager of FarmaForce Limited, an Australian company listed on the Australian Stock Exchange from April 2015 to March 2017, Mr. Simeonidis operated a private consulting firm, offering services predominantly to clients from the healthcare sector in Australia. From 2013 to April 2015, Mr. Simeonidis was General Manager of Surgery, Asia Pacific, at GE Healthcare. From 2003 to 2012, Mr. Simeonidis was the CEO for Australia and New Zealand at GE Healthcare.

Spiro Sakiris

Mr. Spiro Sakiris, 63, has served as our Chief Financial Officer since April 2019. He is a member of the Institute of Chartered Accounts of Australia & New Zealand, and a holder of a Diploma in Law from the Legal Practitioners Admissions Board from New South Wales Australia. He also has served as the Special Projects Lead at The iQ Group Global from January 2018 until December 2020, and as a registered Series 28 principal with IQ Capital (USA) LLC, a registered broker-dealer with FINRA, from November 2016 until September 2021. From 2013 to December 2017, Mr. Sakiris served as Chief Financial Officer and Chief Operating Officer for listed entities at The iQ Group Global. He worked at Economos Chartered Accountants from 1986 to 2013, which included 23 years as a partner where he was instrumental in the development of the firm’s practice. During his past 42 years of experience, Mr. Sakiris has been involved in advising businesses in the areas of accounting and taxation, business advisory, initial public offerings and capital raising in the United States and Australia, business risks identification and management and business systems designs across many industries, including the application of IFRS and US GAAP for the life science industry. Mr. Sakiris is also well versed in dealings with companies based in overseas jurisdictions such as Asia, Europe and the United States. He is also a registered company auditor in Australia, experienced in United States reporting under Public Company Accounting Oversight Board in the United States and a registered Tax Agent in Australia.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

All share amounts in this proxy statement have been adjusted to reflect the decreased number of shares resulting from a 1-for-12 reverse stock split effected on January 26, 2024 (the “January 2024 Reverse Stock Split”), and a 1-for-20 reverse stock split effected on February 9, 2023 (the “February 2023 Reverse Stock Split” and together with the January 2024 Reverse Stock Split, the “Reverse Stock Splits”).

Executive Officer Compensation

Summary Compensation Table

The following table provides information regarding the compensation earned during the fiscal years ended June 30, 2024 and 2023 by (i) individuals serving as our principal executive officer during the fiscal year ended June 30, 2024, (ii) our two other highest compensated executive officers (other than our principal executive officer) who were serving as executive officers as of June 30, 2024, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended June 30, 2024 (the “Named Executive Officers”).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards+		All Other Compensation		Total*
		($)	($)	($)		($)		($)
Harry Simeonidis	2024	293,390	54,120	-		45,710	(2)(3)	393,220
Chief Executive Officer and President	2023	276,103	53,402	32,513	(4)	34,682	(3)(5)	396,700

Spiro Sakiris	2024	204,882	47,520	-		37,407	(3)(6)	289,809
Chief Financial Officer	2023	242,432	46,890	30,481	(7)	31,995	(3)(8)	351,798

* Executives’ employment agreements in Australia are entered into through the Company’s subsidiaries and compensation is denominated and paid in Australian dollars. Compensation paid throughout fiscal 2024 was paid in Australian dollars and has been converted to United States dollars (US dollars) using the average exchange rate for the fiscal year ended June 30, 2024, of 0.6556 US dollars for each Australian dollar. Compensation paid throughout fiscal 2023 was paid in Australian dollars and has been converted to US dollars using the average exchange rate for the fiscal year ended June 30, 2023, of 0.6734 US dollars for each Australian dollar.

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+ The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with ASC Topic 718– Compensation – Stock Compensation.

(1)

Mr. Sakiris and Mr. Simeonidis are each eligible to receive an annual bonus of up to 20% of their respective gross base salaries, of which 50% will be based on meeting company objectives and the remainder will be based on meeting mutually agreed employee objectives or as otherwise determined by the Company. The payment of the bonus is at absolute discretion of the Company.

During the fiscal year ended June 30, 2024, bonuses for both fiscal year 2023 (which were accrued but not paid as of June 30, 2023) and for fiscal year 2024 were paid to Messrs. Sakiris and Simeonidis. Mr. Sakiris received a bonus of $47,520 for fiscal year 2024 and a bonus of $46,890 for fiscal year 2023. Mr. Simeonidis received a bonus of $54,120 for fiscal year 2024 and a bonus of $53,402 for fiscal year 2023.

(2)	Includes an annual automobile allowance of $15,735.

(3)	Includes the contributions that are mandatory in Australia to a retirement fund known in Australia as a superannuation fund for each of Mr. Simeonidis, and Mr. Sakiris, at the applicable rate of 11% (10.5% during the fiscal year 2023).

(4)	Represents stock compensation of $32,513, made under 2019 Long Term Incentive Plan.

(5)	Includes an annual automobile allowance of $16,162.
(6)	Includes an annual automobile allowance of $10,927.

(7)	Represents stock compensation of $30,481, made under 2019 Long Term Incentive Plan.

(8)	Includes an annual automobile allowance of $13,468.

Outstanding Equity Awards at Fiscal Year End

Our Named Executive Officers did not hold any outstanding equity awards as of June 30, 2024. All outstanding stock awards are fully vested.

Employment and Related Agreements

Compensation under the executives’ employment agreements in Australia is paid in Australian dollars. All amounts described below that are payable in Australian dollars have been converted to US dollars using the spot exchange rate of 0.6624 US dollars for each Australian dollar at fiscal year ended June 30, 2024 (the “Spot Rate”), which differs from the Average Exchange Rate used in the summary compensation table for disclosures regarding past compensation.

●	During the fiscal year ended June 30, 2019, we, through our 99% owned subsidiary, Intelligent Bio Solutions (APAC) Pty Ltd (“IBS (APAC)”), entered into an employment agreement with each of Messrs. Simeonidis and Sakiris. Mr. Simeonidis’ and Mr. Sakiris’ employment agreements provide for them to serve as President and Chief Financial Officer, respectively, of our majority-owned subsidiary, and in accordance with their respective agreements. On September 9, 2022, the Company entered into new employment agreements with each of Messrs. Simeonidis and Sakiris, each of which were dated June 27, 2022, in order to amend their respective salaries, as approved by the Compensation Committee. Mr. Sakiris’ employment agreement amends and supersedes his prior employment agreement dated as of April 30, 2019, and Mr. Simeonidis’ employment agreement amends and supersedes his prior employment agreement dated as of June 17, 2019.

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●	On July 23, 2024, subsequent to the recommendation and approval of the Compensation Committee, the Board approved increasing the annual base salary for Mr. Simeonidis to $370,944 per year and increasing the annual base salary for Mr. Sakiris to $271,584 per year. These salary increases were effective April 1, 2024.

In addition, Mr. Sakiris and Mr. Simeonidis are each eligible to receive an annual bonus of up to 20% of their respective gross base salaries, of which 50% will be based on meeting company objectives and the remainder will be based on meeting mutually agreed employee objectives or as otherwise determined by the Company. The payment of the bonus is at absolute discretion of the Compensation Committee.

We also make certain contributions that are mandatory in Australia to a retirement fund for each of Mr. Sakiris and Mr. Simeonidis, known in Australia as a superannuation fund, currently at the rate of 11.5% (was 11% during fiscal year ended June 30, 2024). We also provide an annual car allowance of $15,898 and $13,248 to Mr. Simeonidis and Mr. Sakiris respectively (based on the Spot Rate).

Each of Mr. Sakiris and Mr. Simeonidis employment agreements is terminable on six months’ notice either by our subsidiary or by the executive. However, we may terminate either executive without notice if he engages in serious or willful misconduct, is seriously negligent in the performance of his duties, commits a serious or persistent breach of his employment agreement, brings our company into disrepute, or is convicted of a criminal offense. In addition, each of Mr. Sakiris and Mr. Simeonidis is entitled to payments for accrued unpaid leave, and the Company may pay the then current compensation for the notice period in lieu of providing notice.

Each of the above-described employment agreements contain provisions protecting the Company’s confidential information and intellectual property. Each employment agreement also contains provisions restricting each executive’s ability to compete with the Company during his employment and for a period of up to six months thereafter in a specified geographic region. The non-compete provisions will generally impose restrictions on inducing the Company’s employees to leave the Company’s employment or soliciting clients of the Company. Pursuant to each employment agreement, each executive must devote all of his time, attention and skill to the performance of his duties, and neither executive may engage in any other business outside the Company without the Company’s prior written consent.

Superannuation Fund

As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all our Australian employees at an amount required by law, which is currently 11.5% (was 11% during fiscal year ended June 30, 2024) of each such employee’s salary subject to a contribution cap of $19,872 per year. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that the employee is typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.

2019 Long Term Incentive Plan (“2019 Plan” or the “Plan”)

The 2019 Plan was adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

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If our stockholders approve the Plan Amendment Proposal (Proposal 3), the aggregate number of shares authorized for issuance under the 2019 Plan will increase from 133,334 shares to 2,500,000 shares.

Administration

The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the Compensation Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2019 Plan

An aggregate of 133,334 shares of our common stock are currently authorized for issuance under the 2019 Plan, of which 25,988 are currently available for issuance. If our stockholders approve the Plan Amendment Proposal (Proposal 3), the aggregate number of shares authorized for issuance under the 2019 Plan will increase from 133,334 shares to 2,500,000 shares. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee will determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render, significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board of Directors, we estimate that as of June 30, 2024, approximately 45 individuals are eligible to participate in the 2019 Plan.

Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

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Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date share of common stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals. A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award, except to the extent the committee provides for the right to receive dividend equivalents.

17

Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted, and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options, stock appreciation rights, or option-like instruments (collectively, “Option-Like Awards”) in anticipation of the release of material nonpublic information and we do not time the public release of such information based on the grant dates of Option-Like Awards. During the last completed fiscal year, we have not awarded Option-Like Awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
As of June 30, 2024
Number of
securities
remaining
	Number of		available for
	securities to be		future issuance
	issued upon	Weighted average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	shares reflected in
	and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	25,958	(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	25,958

(1) Securities remaining available for issuance under the 2019 Plan.

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DIRECTOR COMPENSATION

	Fees earned or paid in cash	Stock Awards	All other compensation	Total
Name	($)	($)	($)	($)
Steven Boyages (1)	45,000	-	-	45,000
Lawrence Fisher (2)	30,511	-	-	30,511
Jonathan Hurd	35,000	-	-	35,000
Jason Isenberg	33,750	-	-	33,750
David Jenkins (3)	13,750	-	-	13,750
Christopher Towers (4)	40,313	-	-	40,313
Nicola Fraser (5)	3,667	-	-	3,667

(1)	Includes a director’s fees of $40,909 and a superannuation contribution of $4,091.

(2)	Mr. Fisher passed away on June 5, 2024.

(3)	Mr. Jenkins term on the Board of Directors ended on December 15, 2023.

(4)	Mr. Towers resigned from the Board of Directors effective June 7, 2024.

(5)	Ms. Fraser was appointed to the Board of Directors on June 7, 2024.

Non-Employee Director Compensation Arrangements

Prior to April 1, 2024:

Our non-employee directors are entitled to receive cash fees of $30,000 (plus $10,000 each for the Chairman of the Board and Financial Expert/Chair of the Audit Committee) per year of service on our Board of Directors. Service rendered on any of the committees of the Board does not entitle our non-employee directors to any additional compensation.

After April 1, 2024:

Our non-employee directors are entitled to receive cash fees of $40,000 (additional $20,000 for the Chairman of the Board, additional $15,000 Financial Expert/Chair of the Audit Committee and Nominating and Corporate Governance Committee, an additional $5,000 for the Chair of the Compensation Committee, and additional $5,000 for the member of each committees unless he/she is the chairperson of a committee) per year of service on our Board of Directors.

Recoupment Policy

We adopted the Intelligent Bio Solutions, Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Compensation Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Non-public Information

We do not grant equity awards in anticipation of the release of material non-public information and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 18, 2025, by: (i) each director and nominee for director; (ii) each of our Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

This table and related footnotes are based upon information supplied by officers, directors and certain stockholders, as well as Schedules 13D or 13G filed with the SEC by beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 6,783,995 shares of our common stock outstanding on March 18, 2025. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or are exercisable or convertible within 60 days of March 18, 2025. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise set forth below, the address of the beneficial owner is c/o Intelligent Bio Solutions Inc135 West, 41st Street, 5th Floor, New York, NY 10036.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Executive officers and directors:
Dr. Steven Boyages(1)	313	*
Jonathan S. Hurd(2)	63	*
Jason Isenberg	-	-
Nicola Fraser	-	-
Spiro Sakiris(3)	63,531	*
Harry Simeonidis(4)	40,408	*

All Executive Officers and Directors as a group (6 persons)	104,315	1.54%

5% Stockholder
Alyeska Master Fund, LP(5)	613,892	9.05%

*	Less than 1%.
(1)	Consists of 313 shares of common stock.
(2)	Consists of 63 shares of common stock.
(3)	Consists of (i) 53,930 shares of common stock, of which 34,815 are held directly by Mr. Sakiris and 19,115 shares are held indirectly by Anest Holdings Pty Ltd (“Anest Holdings”); (ii) currently exercisable Series A Warrants held by Anest Holdings to purchase 7 shares of common stock; (iii) currently exercisable Series E Warrants convertible to 9,394 shares of common stock and (iv) currently exercisable Series D Warrants held by Anest Holdings to purchase 200 Shares of common stock. Anest Holdings is the trustee of ATF S&T Sakiris Superannuation Fund, of which Mr. Sakiris is a director.
(4)	Consists of 40,408 shares of common stock.
(5)

Amount based on information provided in the Schedule 13G jointly filed on November 14, 2024, by Alyeska Investment Group, L.P. (“Alyeska Group”), Alyeska Fund GP, LLC (“Alyeska Fund GP”) and Anand Parekh (“Parekh,” and together with Alyeska Group and Alyeska Fund GP, the “13G Filers”) and other information provided by the 13G Filers to the Company, including with regard to Alyeska Master Fund, LP (“Alyeska Fund,” and together with the13G Filers, the “Reporting Persons”) or otherwise known to the Company. The reported amount consists of 613,892 shares held by Reporting Persons. The amount does not include 1,102,030 shares underlying additional warrants held by the Reporting Persons that are exercisable within 60 days of March 18, 2025, but are subject to a 9.99% beneficial ownership limitation. The 9.99% beneficial ownership limitation restricts the Reporting Persons from exercising that portion of such warrants that would result in the Reporting Persons and their affiliates from owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. Alyeska Group, the investment manager of Alyeska Fund, has voting and investment control of the shares held by Alyeska Fund. Anand Parekh is the Chief Executive Officer of Alyeska Group and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska Fund.

The registered address of Alyeska Master Fund, L.P. is at c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street George Town, Grand Cayman, KY1-1104, Cayman Islands. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago IL 60601.

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DIRECTOR INDEPENDENCE

Our Board of Directors has determined that each of our current directors and each of our director nominees is an independent director (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). At the time of Mr. Tower’s resignation on June 7, 2024, and the end of Mr. Jenkins’ term on the Board on December 15, 2023, both Messrs. Towers and Jenkins were independent. At the time of Mr. Fisher’s passing on June 5, 2024, Mr. Fisher was independent. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Party Transactions” below.

Our independent directors together constitute a majority of our full Board of Directors. The independent directors meet as often as necessary to fulfil their responsibilities and will have regularly scheduled meetings at which only independent directors are present.

RELATED PARTY TRANSACTIONS

Our Code of Ethics requires that we avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors. Related party transactions are generally defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of  $120,000 or one percent of the average of our total assets for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Employment arrangements and compensation, including director compensation, generally do not fall within the definition of related party transaction. A conflict-of-interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Policies and Procedures for Related Party Transactions

All future and ongoing related party transactions (as defined under SEC rules) require prior review and approval by the Audit Committee, which will have access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction without the approval of the Audit Committee. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the board with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

Certain Transactions with or Involving Related Persons

The following is a summary of related party transactions since the beginning of our last fiscal year, and any currently proposed transactions, to which we were or are to be a participant. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were, unless otherwise noted below, comparable to terms available or the amounts that we would pay or received, as applicable, in arm’s-length transactions.

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October 2023 Offering

On October 4, 2023, the Company completed an underwritten public offering of its securities in the form of units (the “October 2023 Offering”) consisting a total of 2,232,221 shares (186,018 shares after giving effect to the January 2024 Reverse Stock Split) of common stock, 5,728,723 shares of the Company’s Series E Convertible Preferred Stock (each share of Series E Preferred Stock is convertible into one share the Company’s common stock (1/12 share post January 2024 Reverse Stock Split)), (“Series E Preferred Stock”), 7,960,944 warrants (663,412 warrants post January 2024 Reverse Stock Split) to purchase shares of common stock that will expire on the five-and-a-half-year anniversary of the original issuance date (the “Series E Warrants”), and 7,960,944 warrants (663,412 warrants post January 2024 Reverse Stock Split) to purchase shares of common stock that will expire on the one-and-a-half-year anniversary of the original issuance date (the “Series F Warrants”, collectively with the Series E Warrants, the “Warrants”). Each Unit consisted of one share of common stock (1/12 share post January 2024 Reverse Stock Split) (or one share of Series E Preferred Stock), one Series E Warrant and one Series F Warrant. The Units were priced at a combined public offering price of $0.55 per unit for initial gross proceeds of approximately $4.38 million. Net proceeds to the Company, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, were approximately $3.79 million.

The original exercise price of the Series E Warrants was $0.55 per share ($6.60 post-January 2024 Reverse Stock Split) which was subject to a one-time reset to a price equal to the lesser of (i) the then exercise price and (ii) 90% of the five-day volume weighted average price for the five trading days immediately following the date the Company effects a reverse stock split. As a result of the January 2024 Reverse Stock Split, the exercise price of the Series E Warrants was reset to $2.9232 per share. The original exercise price of the Series F Warrants was $0.55 per share ($6.60 post-January 2024 Reverse Stock Split) but is subject to an alternate cashless exercise option pursuant to which the holder has the right to receive an aggregate number of shares of common stock on a one-for-one basis (one-for-1/12 post-January 2024 Reverse Stock Split) (subject to adjustment).

The Company also agreed to issue to the Underwriters, warrants to purchase up to 5.0% of the shares of common stock (or common stock equivalents) sold in the October 2023 Offering (which equalled 398,047 shares of common stock (33,171 shares post January 2024 Reverse Stock Split)). These warrants have an exercise price of $0.6875 per share ($8.25 post-January 2024 Reverse Stock Split) and will terminate on October 2, 2028.

Spiro Sakiris, our Chief Financial Officer, purchased 112,727 units on the same terms as the other purchasers in the October 2023 Offering. Mr. Christopher Towers, a member of our Board at the time of the October 2023 Offering, purchased 9,090 units on the same terms as the other purchasers in the October 2023 Offering. Each unit consisted of one share of common stock, one Series E Warrant and one Series F Warrant. The units were priced at a combined public offering price of $0.55 per unit.

22

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2024.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2024, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm, UHY LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based upon these discussions and review, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, for filing with the United States Securities and Exchange Commission.

Members of the Audit Committee:

Nicola Fraser (Chairperson)
Steven Boyages
Jonathan S. Hurd

23

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members: Steven Boyages, Jonathan Hurd, Jason Isenberg and Nicola Fraser. The Nominating Committee nominated, and the Board approved and recommended, all four members of our current Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of stockholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and votes withheld will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the four nominees for election to our Board of Directors.

24

PROPOSAL 2

AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board (the “Audit Committee”) has selected UHY LLP (“UHY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2025. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of UHY are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

BDO Audit Pty Ltd. (“BDO”) was our independent registered public accounting firm from July 1, 2022, to June 28, 2023. BDO resigned as the Company’s independent registered public accounting firm effective June 29, 2023. On June 29, 2023, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the year ending June 30, 2023. UHY continued as Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending June 30, 2024.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended June 30, 2024, and 2023, by UHY and BDO.

	June 30, 2024	June 30, 2023
Audit Fees(1)	$407,750	$514,421
Audit – Related Fees(2)	-	-
Tax Fees(3)	-	14,573
All Other Fees(4)	164,000	10,101
Total Fees	$571,750	$539,095

(1)	Audit fees relate to professional services rendered in connection with the audit of annual financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings. Of the total audit fees $514,421 for year ended June 30, 2023, $200,000 relates to fees paid to UHY and the balance $314,421 to BDO.

(2)	Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of financial statements.

(3)	Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services. Tax fees $14,573 for year ended June 30, 2023, relates to amount paid to BDO.

(4)	All other fees relate to professional services not included in the categories above, including services related to other regulatory reporting requirements. All other fees $10,101 for year ended June 30, 2023 relates to amount paid to BDO.

The Audit Committee has determined that the rendering of services other than audit services by BDO and UHY is compatible with maintaining the principal accountant’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

25

Change in Accounting Firm

On June 29, 2023, the Audit Committee determined it to be in the best interests of the Company and its stockholders to appoint an independent registered public accounting firm based in the United States. In connection with this determination, on June 29, 2023, BDO resigned as the Company’s independent registered public accounting firm effective June 29, 2023.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022, and June 30, 2021, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO’s report on the Company’s consolidated financial statements as of and for the year ended June 30, 2022, did contain a separate paragraph relating to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2022 and June 30, 2021, and the subsequent interim period through June 29, 2023, the date of BDO’s resignation, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such year. The Company’s management has authorized BDO to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided BDO with a copy of the disclosures contained in the Company’s Current Report on Form 8-K filed on July 3, 2023, and requested BDO furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of BDO’s letter, dated July 3, 2023, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023.

On June 29, 2023, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the year ending June 30, 2023. In deciding to appoint UHY, the Audit Committee reviewed auditor independence and existing commercial relationships with UHY and concluded that UHY has no commercial relationship with the Company that would impair its independence.

During the Company’s fiscal years ended June 30, 2022 and June 30, 2021, and through June 29, 2023, neither the Company nor anyone on their behalf consulted with UHY with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, except in connection with the Intelligent Fingerprinting Limited transaction described below; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). UHY Haines Norton, an independent member firm of UHY International, has rendered an audit opinion on Intelligent Fingerprinting Limited as of and for the years ending December 30, 2020, and 2021, which was acquired by the Company in October 2022.

Vote Required

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

26

PROPOSAL 3

2019 PLAN AMENDMENT PROPOSAL

The 2019 Long Term Incentive Plan, the 2019 Plan, was originally adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to our success, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business. As the 2019 Plan, as amended, does not include an “evergreen” provision, we must periodically ask for stockholder approval to increase the number of shares available under the 2019 plan, which is the reason for this proposal.

All share amounts in this Proposal 3 have been adjusted to reflect the 1-for-20 reverse stock split that was effected on February 9, 2023 and the 1-for-12 reverse stock split on January 26, 2024 (each a “Reverse Stock Split” and collectively, the “Reverse Stock Splits”).

The 2019 Plan as originally approved, provided for the issuance of a maximum of 2,084 shares (500,000 shares pre-Reverse Stock Splits) of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. At the Annual Meeting held on February 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by 4,167 shares (1,000,000 shares pre-Reverse Stock Splits) of common stock (the “First Plan Amendment”). At the special meeting of the Company’s stockholders held on May 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 4,167 shares (50,000 shares pre-Reverse Stock Splits) of common stock (the “Second Plan Amendment”). At the annual meeting of the Company’s stockholders held on December 13, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 122,917 shares (1,475,000 shares pre-Reverse Stock Splits) of common stock (the “Third Plan Amendment”). It its current form, the 2019 Plan provides for the issuance of a maximum of 133,334 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards.

At the time the First Plan Amendment, was adopted, we did not have any shares available for issuance under the 2019 Plan. In addition, under the terms of that certain Share Exchange Agreement, dated October 4, 2022, entered into by the Company in connection with the acquisition of Intelligent Fingerprinting Limited (“IFP”), we agreed to make available to IFP employees, a stock option plan in form and substance satisfactory to Company in relation to up to 50,000 shares of common stock following closing of that transaction on the basis that an equal number of Company stock options will be granted to the IFP employees and Company employees, up to an aggregate amount of 100,000 Company stock options. The First Plan Amendment and Second Plan Amendment fulfilled this obligation under the Share Exchange Agreement.

As of March 18, 2025, we had 25,958 shares available for issuance under the 2019 Plan. Our Board believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success.

The 2019 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2019 Plan by an additional 2,366,666 shares (the “Fourth Plan Amendment”), which would give us greater flexibility to provide equity compensation to eligible recipients and enable us to fulfil our obligations under the Share Exchange Agreement.

As of March 18, 2025, we had 6,783,995 shares of issued and outstanding, as well as 5,516,754 shares of common stock issuable upon the exercise of outstanding warrants with a weighted-average exercise price of $16.21 per share and that terminate between 2025 and 2029.

On March 13, 2024, subject to stockholder approval and upon the recommendation of the Compensation Committee, our Board approved increasing the number of shares of the Company’s common stock subject to the 2019 Plan from 133,334 shares to 2,500,000 shares. Accordingly, our Board is now submitting the proposed amendment, as reflected in the amended and restated 2019 Plan attached to this proxy statement as Annex A (as so amended, the “Amended 2019 Plan”) for stockholder approval. As proposed for approval, the Fourth Plan Amendment (as reflected in the Amended 2019 Plan), will increase the number of shares of our common stock subject to the 2019 Plan from 133,334 shares to 2,500,000 shares, an additional 2,366,666 shares.

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In addition to increasing the number of shares of our common stock subject to the 2019 Plan, the Amended 2019 Plan will also increase the limit on the number of shares underlying awards to any non-employee director in any year from 15,000 shares to 50,000 shares in any year.

The last reported sale price of our common stock quoted on the Nasdaq Capital Market on March 27, 2025, was $1.56 per share.

Description of Fourth Plan Amendment.

The 2019 Plan will be amended by:

a.	deleting the number “1,600,000,” (a pre-January 2024 Reverse Stock Split amount) from the first sentence of Section 3.1 thereof and replacing it with the number “2,500,000.”

b.	deleting the number “15,000” (a pre-January 2024 Reverse Stock Split amount) from the last sentence of Section 2.2 thereof and replacing it with the number “50,000.”

Description of 2019 Plan, as amended.

Administration

The 2019 Plan is administered by the Board of Directors or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board of Directors. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2019 Plan

As amended, 2,500,000 shares of our common stock will be available for issuance under the 2019 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the 2019 Plan.

Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render, significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board of Directors, approximately 52 individuals are eligible to participate in the 2019 Plan.

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Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within 10 years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

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Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date shares of common stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals.

The 2019 Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award, except to the extent the committee provides for the right to receive dividend equivalents.

Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, and the Board of Directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2019 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock.

In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, which has been approved by the Board of Directors, the committee may (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2019 Plan, (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award, and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid all or the applicable portion of the award based upon the committee’s determination. For this purpose, gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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Notwithstanding any provisions of the 2019 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price. Non-employee directors may not be granted any awards covering more than 50,000 shares of common stock in any calendar year.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock. Our obligations under the 2019 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the 2019 Plan and, thus, have a personal interest in the approval of the Fourth Plan Amendment.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2019 Plan pursuant to the Fourth Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2019 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the committee.

Equity Compensation Plan Information

See “Securities Authorized for Issuance Under Equity Compensation Plans” described in the “Executive Compensation” section of this proxy statement.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the amendment of the 2019 Plan to increase the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 2,366,666 shares, and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year.

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PROPOSAL 4

ADJOURNMENT PROPOSAL

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 3, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 3. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 3, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024 (the Annual Report) are available online at https://web.viewproxy.com/inbs/2025.

A copy of our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024 (without exhibits) has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials or Notices of Internet Availability at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than December 1, 2025, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our executive offices located at Intelligent Bio Solutions Inc., 135 West, 41st Street, 5th Floor, New York, NY 10036, Attn: Secretary.

For any proposal that is not submitted for inclusion in the proxy statement for our next annual meeting (as described in the preceding paragraph) but is instead sought to be presented directly at our next annual meeting, the rules of the SEC permit management to vote proxies in its discretion if we do not receive notice of the proposal on or before the deadline for advance notice set forth in our Bylaws as described below.

Our Bylaws provide that in order for business to be properly brought before an annual meeting of stockholders by a stockholder (outside of Rule 14a-8), notice thereof must be must be delivered to or mailed and received by Corporate Secretary at the above address not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

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Proposals and notices must comply with the applicable content requirements set forth in our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 9, 2026 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders). The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors

/s/ Harry Simeonidis
Harry Simeonidis
President and Chief Executive Officer

New York, New York

April 1, 2025

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Annex A

INTELLIGENT BIO SOLUTIONS INC.

2019 Long Term Incentive Plan

As Amended and Restated [●], 2025

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company. A Change in Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(i) “Company” means Intelligent Bio Solutions Inc., a corporation organized under the laws of the State of Delaware.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 12.1.

A-1

(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means the Company’s 2019 Long Term Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under

Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

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(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company or any Subsidiary or Affiliate outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

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Notwithstanding anything to the contrary, the Committee shall not grant to any non-employee directors awards covering more than 50,000 shares of Common Stock in any year.

2.3. Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and Affiliates and the Holders.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 2,500,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries or Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or its Parent or one of its Subsidiaries (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries or Parent with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

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Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

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(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or its Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(k) Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries and Affiliates) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant. The Committee may award shares of Restricted Stock. In addition, the Committee may award Restricted Stock Units. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2. Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3. Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restriction Period with respect to the award of the Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

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(c) Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If there is a Change of Control that has not been approved by the Company’s Board of Directors, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of an Asset Sale, or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder the all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

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Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the day immediately prior to the consummation of the Company’s initial public offering pursuant to a registration statement declared effective by the SEC. The Plan has been approved by the Company’s stockholders, consistent with applicable laws, simultaneously with the adoption of the Plan by the Company’s Board.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, a Subsidiary, Parent or Affiliate is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, a Subsidiary, Parent or Affiliate, (ii) solicits any customers or employees of the Company, a Subsidiary, Parent or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information of the Company, a Subsidiary, Parent or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, a Subsidiary, Parent or Affiliate, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company or its Subsidiary or Affiliate is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(b) Termination for Cause. If a Holder’s employment with the Company or its Subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having a Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option, or (3) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

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(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, a Subsidiary, Parent or Affiliate any right to continued employment with the Company, a Subsidiary, Parent or Affiliate, nor shall it interfere in any way with the right of the Company, a Subsidiary, Parent or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5. Provisions for Foreign Participants. The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.6. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company, a Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary or Affiliate shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.7. Lock-Up Period. The Company may, at the request of any underwriter or placement agent, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.8. Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and any Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and any Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or any Parent, Subsidiary or Affiliate; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and any Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and any Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

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12.9. Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.10. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.11. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13. Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.15. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

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12.16. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17. Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.19. Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.22. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

***

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PROXY

INTELLIGENT BIO SOLUTIONS INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Steven Boyages and Spiro Sakiris, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Intelligent Bio Solutions Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 8, 2025, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 and 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on other side)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of March 18, 2025 and you must register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. For more information on how to attend the virtual Annual Meeting, see "How do I access the virtual Annual Meeting?" in the proxy statement.

The Notice and Proxy Statement and Annual Report are available at: https://web.viewproxy.com/inbs/2025

Please mark your votes like this in blue or black ink ☒

The Board of Directors recommends you vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

   1. Steven Boyages
   2. Jonathan Hurd
   3. Jason Isenberg
   4. Nicola Fraser

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "FOR All Except" and write the number(s) of the nominee(s) on the line below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change: (If you noted any Address Changes above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________________________

Signature ____________________________

Signature ____________________________
(Joint Owners)

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Intelligent Bio Solutions Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2025.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet: Go to www.fcrvote.com/INBS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone: Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.